Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events

22. Subsequent Events

On January 28, 2013, we announced that the board of directors of DCP Midstream GP, LLC declared a quarterly distribution of $0.69 per unit, which was paid on February 14, 2013, to unitholders of record on February 7, 2013.

On March 28, 2013, we acquired an additional 46.67% interest in the Eagle Ford system from DCP Midstream, LLC and an $87 million fixed price commodity derivative hedge for a three-year period for aggregate consideration of $626 million, plus customary working capital and other purchase price adjustments. $490 million of the consideration was financed with the net proceeds from our 3.875% 10-year Senior Notes offering, $125 million was financed by the issuance at closing of an aggregate 2,789,739 of our common units to DCP Midstream, LLC and the remaining $11 million was paid with cash on hand. The $219 million excess purchase price over the carrying value of the acquired interest in the Eagle Ford system was recorded as a decrease in limited partners’ equity. We also reimbursed DCP Midstream, LLC $50 million for 46.67% of the capital spent to date by the Eagle Ford system for the construction of the Goliad plant, plus an incremental payment of $23 million as reimbursement for 46.67% of preformation capital expenditures. Prior to the acquisition of the additional interest in the Eagle Ford system, we owned a 33.33% interest which we accounted for as an unconsolidated affiliate using the equity method. The acquisition of the additional interest in the Eagle Ford system represents a transaction between entities under common control and a change in reporting entity. Accordingly, our consolidated financial statements have been adjusted to retrospectively include the historical results of our 80% interest in the Eagle Ford system for all periods presented, similar to the pooling method.